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                                                                  EXHIBIT (23)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32379) of Loctite Corporation of our report dated June 12, 1996 appearing on page 2 of the Annual Report of the Loctite Corporation Employee Thrift Investment Plan of this Form 11-K.



/s/ Price Waterhouse LLP
Hartford, Connecticut
June 25, 1996


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